Exhibit 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Michael J. Taunton and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,700,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            January 24, 2002

                                                     /s/ Lilyan H. Affinito
                                                     ----------------------
                                                     Lilyan H. Affinito

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Michael J. Taunton and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,700,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            January 24, 2002

                                                     /s/ Robert B. Catell
                                                     --------------------
                                                     Robert B. Catell

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Michael J. Taunton and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,700,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            January 25, 2002

                                                     /s/ Andrea S. Christensen
                                                     --------------------------
                                                     Andrea S. Christensen

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Michael J. Taunton and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,700,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            January 24, 2002

                                                     /s/ Howard R. Curd
                                                     --------------------
                                                     Howard R. Curd

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Michael J. Taunton and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,700,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            January 24, 2002

                                                     /s/ Donald H. Elliott
                                                     ---------------------
                                                     Donald H. Elliott

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Michael J. Taunton and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,700,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            January 24, 2002

                                                     /s/ Alan H. Fishman
                                                     -------------------
                                                     Alan H. Fishman

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Michael J. Taunton and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,700,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            January 24, 2002

                                                     /s/ Vicki L. Fuller
                                                     -------------------
                                                     Vicki L. Fuller

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Michael J. Taunton and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,700,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            January 25, 2002

                                                     /s/ J. Atwood Ives
                                                     ------------------
                                                     J. Atwood Ives

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Michael J. Taunton and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,700,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            January 24, 2002

                                                     /s/ James R. Jones
                                                     ------------------
                                                     James R. Jones

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Michael J. Taunton and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,700,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            January 24, 2002

                                                     /s/ James L. Larocca
                                                     --------------------
                                                     James L. Larocca

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Michael J. Taunton and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,700,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            January 24, 2002

                                                     /s/ Craig G. Matthews
                                                     ---------------------
                                                     Craig G. Matthews

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Michael J. Taunton and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,700,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            January 24, 2002

                                                     /s/ Stephen W. McKessy
                                                     ----------------------
                                                     Stephen W. McKessy

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Michael J. Taunton and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,700,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            January 24, 2002

                                                     /s/ Edward D. Miller
                                                     --------------------
                                                     Edward D. Miller

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Michael J. Taunton and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,700,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            January 24, 2002

                                                     /s/ James Q. Riordan
                                                     --------------------
                                                     James Q. Riordan